MVHAPROSUP0113

SUPPLEMENT DATED JANUARY 23, 2013 TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION OF
MARKET VECTORS ETF TRUST
Dated May 1, 2012

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information (the “SAI”) for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Junior Gold Miners ETF and Market Vectors Rare Earth/Strategic Metals ETF (the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Prospectus and SAI free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com/etf.

The names of the Market Vectors Junior Gold Miners Index and the Market Vectors Rare Earth/Strategic Metals Index have been changed to the Market Vectors Global Junior Gold Miners Index and the Market Vectors Global Rare Earth/Strategic Metals Index, respectively.

All references in the Prospectus and SAI to Market Vectors Junior Gold Miners Index and the Market Vectors Rare Earth/Strategic Metals Index shall now be deemed to refer to the Market Vectors Global Junior Gold Miners Index and the Market Vectors Global Rare Earth/Strategic Metals Index, respectively.

The changes described above are name changes only and do not reflect any other changes to the indexes.

Please retain this supplement for future reference.